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                                    EXHIBIT 1 -   Agreement with Respect to
                                                  Joint Filing on Schedule 13D
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               AGREEMENT WITH RESPECT TO THE JOINT FILING OF 13D

             The undersigned hereby agree, in accordance with the provisions of Rule 13d-(f)(1) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the joint filing of a statement on Schedule 13D pursuant to the Exchange Act pertaining to our ownership of securities of Tyco Toys, Inc., a Delaware corporation. We further agree in accordance with subparagraph (ii) of said Rule, that each person on whose behalf such statement is filed is responsible for its timely filing and for the timely filing of any amendment thereto and for the completeness and accuracy of the information concerning each such person contained therein.

             IN WITNESS WHEREOF, the undersigned have executed this Agreement as of April 15, 1994.

                             CORPORATE PARTNERS, L.P.

                                   by: Corporate Advisors, L.P.
                                       General Partner

                                       by: LFCP Corp.
                                           General Partner

                                           by: /s/ Jonathan Kagan
                                               -----------------------
                                               Name: Jonathan Kagan
                                               Title:  President


                             CORPORATE OFFSHORE PARTNERS, L.P.

                                   by: Corporate Advisors, L.P.
                                       General Partner

                                       by: LFCP Corp.
                                           General Partner

                                           by: /s/ Jonathan Kagan
                                               -----------------------
                                               Name: Jonathan Kagan
                                               Title:  President

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                             STATE BOARD OF ADMINISTRATION OF
                             FLORIDA

                                   by: Corporate Advisors, L.P.
                                       Attorney-In-Fact

                                       by: LFCP Corp.
                                           General Partner

                                           by: /s/ Jonathan Kagan
                                               ------------------------
                                               Name: Jonathan Kagan
                                               Title:  President


                             CORPORATE ADVISORS, L.P.

                                   by: LFCP Corp.
                                       General Partner

                                       by: /s/ Jonathan Kagan
                                           -----------------------
                                           Name: Jonathan Kagan
                                           Title:  President

                             LFCP CORP.

                                   by: /s/ Jonathan Kagan
                                       -----------------------
                                       Name: Jonathan Kagan
                                       Title:  President